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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               SCHEDULE 13E-3
                      Rule 13e-3 Transaction Statement
     (Pursuant to Section 13(e) of the Securities Exchange Act of 1934 and Rule 13e-3 (Section 240.13e-3) thereunder)

                           PACIFIC TELECOM, INC.
                              (Name of Issuer)

                              Amendment No. 5
                             (Final Amendment)

                                 PacifiCorp
                         PacifiCorp Holdings, Inc.
                           Pacific Telecom, Inc.
                              PXYZ Corporation
                    (Names of Persons Filing Statement)

                         Common Stock, no par value
                       (Title of Class of Securities)

                                694876 10 3
                   (CUSIP Number of Class of Securities)

          James H. Huesgen                      Richard T. O'Brien
        Pacific Telecom, Inc.                       PacifiCorp
            805 Broadway                      700 NE Multnomah Street
      Vancouver, WA 98668-9901                      Suite 1600
           (360) 905-5800                     Portland, Oregon 97232
                                                  (503) 731-2000
      (Names, Addresses and Telephone Numbers of Persons Authorized
       to Receive Notices and Communications on Behalf of Persons
                            Filing Statement)

                                  WITH COPIES TO:

         JOHN M. SCHWEITZER                        JOHN J. HUBER
          EVA M. KRIPALANI                       LATHAM & WATKINS
   STOEL RIVES BOLEY JONES & GREY         1001 PENNSYLVANIA AVENUE, N.W.
        900 SW FIFTH AVENUE                         SUITE 1300
             SUITE 2300                     WASHINGTON, D.C. 20004-2505
       PORTLAND, OREGON 97204                     (202) 637-2200
           (503) 224-3380

      This statement is filed in connection with (check the appropriate box):

(a)   / X /    The filing of solicitation materials or an information
               statement subject to Regulation 14A [17 CFR 240.14a-1 to
               240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-
               101] or Rule 13e-3(c) [Section 240.13e-3(c)] under the
               Securities Exchange Act of 1934.
(b)   /   /    The filing of a registration statement under the
               Securities Act of 1933.
(c)   /   /    A tender offer.
(d)   /   /    None of the above.

Check the following box if soliciting materials or information referred to in checking box (a) are preliminary copies: / X /

                         -------------------------
                         CALCULATION OF FILING FEE

       Transaction                                   Amount of
        Valuation*                                   Filing Fee
-------------------------------------------------------------------------------

      $158,728,260                                  $31,745.65


*     For purposes of calculating fee only.  This amount assumes the purchase of 5,290,942 shares of common stock at $30.00 in cash per share.  The amount of the filing fee calculated in
      accordance with Regulation 240.0-11 of the Securities Exchange
      Act of 1934 equals 1/50 of one percentum of the value of the shares to be purchased.
/ X /    Check box if any part of the fee is offset by Rule 0-11(a)(2)
         and identify the filing with which the offsetting fee was
         previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                     Amount Previously Paid:  $31,745.65
                     Form or Registration No.:  N/A
                     Filing Party:  Same as above.
                     Date Filed:  April 7, 1995
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                   Page 1 of 8 Pages.  Exhibit Index on Page 8.

                           INTRODUCTORY STATEMENT

      This Amendment No. 5 ("Amendment No. 5"), which constitutes the final amendment to the Transaction Statement on Schedule 13E-3, is being filed by Pacific Telecom, Inc., a Washington corporation ("Pacific Telecom"), PacifiCorp Holdings, Inc., a Delaware corporation and the owner of 100 percent of the outstanding common stock of Pacific Telecom ("Holdings"), and PacifiCorp, an Oregon corporation and the owner of 100 percent of the outstanding stock of Holdings, for the purpose of amending the Transaction Statement on
Schedule 13E-3 originally filed by the parties on April 7, 1995 and amended by Amendment No. 1 filed on May 22, 1995, Amendment No. 2 filed on June 5, 1995, Amendment No. 3 filed on August 4, 1995 and Amendment No. 4 filed on August 24, 1995.

      This Amendment No. 5 relates to the Annual Meeting of the shareholders of Pacific Telecom (the "Annual Meeting"), held at 10:00 a.m. on September 27, 1995 to approve the proposed merger of Pacific Telecom with a wholly owned subsidiary of Holdings, pursuant to which Pacific Telecom would survive and become a wholly owned subsidiary of Holdings.

      The following items are hereby amended and supplemented as set forth herein.

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

      Item 10 is hereby amended and supplemented as follows:

      At the Annual Meeting, the Agreement and Plan of Merger dated as of March 9, 1995 (the "Merger Agreement") by and among Pacific Telecom, Holdings, and PXYZ Corporation, a wholly owned subsidiary of Holdings ("PXYZ"), was approved by the shareholders of Pacific Telecom. Immediately following the Annual Meeting, the merger of PXYZ with and into Pacific Telecom (the "Merger") was then consummated by filing Articles of Merger with the Washington
Secretary of State. As a result of the Merger, each share of Pacific Telecom common stock held by shareholders other than Holdings (and other than shares as to which dissenters' rights were properly perfected) was converted into the right to receive a cash payment of $30.00 per share in exchange for the common stock. Shares of Pacific Telecom's common stock held by Holdings were cancelled. Each share of PXYZ common stock outstanding was converted into one share of common stock of Pacific Telecom. Accordingly, Pacific Telecom is now a wholly owned subsidiary of Holdings.

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.

      Exhibit Number                      Description
      --------------                      -----------

            (c) Paying Agent Agreement dated September 27, 1995 among LaSalle National Bank, N.A., PacifiCorp Holdings, Inc. and Pacific Telecom, Inc.

            (d)(2)            Notice of Merger dated September 27, 1995

            (d)(3)            Letter of Transmittal

                                    SIGNATURES

            After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:  September 28, 1995

                                    PACIFIC TELECOM, INC.



                                    By JAMES H. HUESGEN
                                       -----------------------------
                                       James H. Huesgen
                                       Executive Vice President
                                       and Chief Financial Officer

                                    SIGNATURES

            After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

      Exhibit Number                      Description


Dated:  September 28, 1995

                                    PACIFICORP HOLDINGS, INC.



                                    By RICHARD T. O'BRIEN
                                       -----------------------------
                                       Richard T. O'Brien
                                       Senior Vice President

                                    SIGNATURES

            After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:  September 28, 1995

                                    PXYZ CORPORATION



                                    By RICHARD T. O'BRIEN
                                       -----------------------------
                                       Richard T. O'Brien
                                       President

                                    SIGNATURES

            After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:  September 28, 1995

                                    PACIFICORP



                                    By RICHARD T. O'BRIEN
                                       -----------------------------
                                       Richard T. O'Brien
                                       Senior Vice President and
                                          Chief Financial Officer

                                   EXHIBIT INDEX

                                                                  Sequentially
Exhibit                                                             Numbered
  No.                          Description                            Page
------                         -----------                        ------------

  (c) Paying Agent Agreement dated September 27, 1995 among LaSalle National Bank, N.A., PacifiCorp
            Holdings, Inc. and Pacific Telecom, Inc.

(d)(2)      Notice of Merger dated September 27, 1995

(d)(3)      Letter of Transmittal